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BANNER CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                        July 15, 2009

Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of Banner Corporation.  The meeting will be held at the Marcus Whitman Hotel at 6 W. Rose Street, Walla Walla, Washington, on Wednesday, August 26, 2009, at 10:00 a.m., local time.

We are holding the special meeting to request your support for the proposals permitting us to increase the number of our authorized shares of common and preferred stock in order to meet possible future business and financing needs. The availability of these additional shares will provide Banner with the capability and flexibility to issue common stock and/or preferred stock for a variety of purposes that the Board of Directors may deem advisable in the future.  These purposes could include, among other things, raising additional capital; increasing the regulatory capital position of our subsidiary banks; issuing stock for possible acquisition transactions; repaying funds received by us through the U.S. Treasury Department=s Troubled Asset Relief Program Capital Purchase Program should we elect to do so in the future; or for other corporate and business purposes.

The Notice of Special Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. Directors and officers of Banner Corporation will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares via the Internet or a toll-free telephone number, or by completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously submitted your proxy.

We look forward to seeing you at the meeting.

                    Sincerely,

                                                                                                      /s/D. Michael Jones

                    D. Michael Jones
                    President and Chief Executive Officer

BANNER CORPORATION
10 S. FIRST AVENUE
WALLA WALLA, WASHINGTON 99362
(509) 527-3636

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 26, 2009

Notice is hereby given that the special meeting of shareholders of Banner Corporation will be held at the Marcus Whitman Hotel at 6 W. Rose Street, Walla Walla, Washington, on Wednesday, August 26, 2009, at 10:00 a.m., local time, for the purpose of considering and acting upon the following:

Proposal 1.	To amend the Articles of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 75,000,000 shares.

Proposal 2.	To amend the Articles of Incorporation to increase the authorized number of shares of preferred stock from 500,000 shares to 10,000,000 shares.

Proposal 3.
To approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve either or both of the proposed amendments to the Articles of Incorporation.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the special meeting.

The Board of Directors has fixed the close of business on July 3, 2009 as the record date for the special meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by submitting your vote via the Internet or telephone, or by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors.  The proxy will not be used if you attend and vote at the special meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                    /s/Albert H. Marshall

                                ALBERT H. MARSHALL
                                SECRETARY

Walla Walla, Washington
July 15, 2009

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum.  A proxy card and self-addressed envelope are enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
BANNER CORPORATION
10 S. FIRST AVENUE
WALLA WALLA, WASHINGTON 99362
(509) 527-3636

SPECIAL MEETING OF SHAREHOLDERS
AUGUST 26, 2009

The Board of Directors of Banner Corporation is using this Proxy Statement to solicit proxies from our shareholders for use at the special meeting of shareholders.  We are first mailing this Proxy Statement and the form of proxy to our shareholders on or about July 15, 2009.

All references in this proxy statement to ABanner,@ Awe,@ Aus,@ Aour@ or similar references mean Banner Corporation excluding its subsidiaries.

INFORMATION ABOUT THE SPECIAL MEETING

Time and Place of the Special Meeting

Our special meeting will be held as follows:

Date:	Wednesday, August 26, 2009
Time:	10:00 a.m., local time
Place:	Marcus Whitman Hotel located at 6 W. Rose Street, Walla Walla, Washington

Matters to Be Considered at the Special Meeting

At the meeting, you will be asked to consider and vote upon the following proposal:

Proposal 1.	To amend the Articles of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 75,000,000 shares

Proposal 2.	To amend the Articles of Incorporation to increase the authorized number of shares of preferred stock from 500,000 shares to 10,000,000 shares

Proposal 3.
To approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve either or both of the proposed amendments to the Articles of Incorporation.

We also will transact any other business that may properly come before the special meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the special meeting other than the matters described in this Proxy Statement.

Why is Banner proposing to increase its authorized shares of common and preferred stock?

Banner is proposing to increase its authorized shares of common and preferred stock in order to meet possible future business and financing needs. The availability of these additional shares will provide Banner with the capability and flexibility to issue common stock and/or preferred stock for a variety of purposes that the Board of Directors may deem advisable in the future. These purposes could include, among other things, raising additional capital; increasing the capital position of our subsidiary banks; issuing stock for possible acquisition transactions; repaying funds received by Banner through the U.S. Treasury Department=s (ATreasury@) Troubled Asset Relief Program (ATARP@) Capital Purchase Program should we elect to do so in the future; or for other corporate and business purposes.

On November 21, 2008, Banner received $124 million from the Treasury=s as part of the Treasury=s Capital Purchase Program. In connection with our participation in the Capital Purchase Program, Banner sold 124,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the ASeries A Preferred Stock@) and issued a warrant for the purchase of 1,707,989 shares of Banner=s common stock to Treasury (the ATreasury Warrant@).

Who is Entitled to Vote?

We have fixed the close of business on July 3, 2009 as the record date for shareholders entitled to notice of and to vote at our special meeting.  Only holders of record of Banner=s common stock on that date are entitled to notice of and to vote at the special meeting.  You are entitled to one vote for each share of Banner common stock you own.  On July 3, 2009, there were 18,426,458 shares of Banner common stock outstanding and entitled to vote at the special meeting.

How Do I Vote at the Special Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the special meeting and described in these materials.  You are a shareholder of record if your shares of Banner common stock are held in your name.  If you are a beneficial owner of Banner common stock held by a broker, bank or other nominee (i.e., in Astreet name@), please see the instructions in the following question.

Shares of Banner common stock can only be voted if the shareholder is present in person or by proxy at the special meeting.  To ensure your representation at the special meeting, we recommend you vote by proxy even if you plan to attend the special meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Shareholders may vote by proxy via the Internet or a toll-free telephone number, or by mailing a proxy card.  Instructions for voting are found on the proxy card.  Shares of Banner common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder=s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the special meeting, the persons named in the proxy will vote the shares AFOR@ the amendment of  the Articles of Incorporation to increase the authorized number of shares of common stock,  AFOR@ the amendment of  the Articles of Incorporation to increase the authorized number of shares of preferred stock and AFOR@ the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve either or both of the proposed amendments to the Articles of Incorporation.  If any other matters are properly presented at the special meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the special meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  Because the affirmative vote of the holders of a majority of the outstanding shares of Banner common stock entitled to vote at the special meeting is needed for us to proceed with amending our Articles of Incorporation, the failure to vote by proxy or in person will have the same effect as a vote against the proposals to amend the Articles of Incorporation.  Accordingly, if you hold your stock in street name through a bank or broker, the Banner Board of Directors urges you to promptly vote by following the voting instructions of your bank or broker.

If your shares are held in street name, you will need proof of ownership to be admitted to the special meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the special meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

If a shareholder is a participant in the Banner Corporation Employee Stock Ownership Plan (AESOP@), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant=s plan account.  Each participant in the ESOP may instruct the trustees how to vote the shares of common stock allocated to the participant=s plan account.  The instructions are confidential and will not be disclosed to Banner.  If an ESOP participant properly executes the proxy card, the ESOP trustee will vote the participant=s shares in accordance with the participant=s instructions.  Unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received or for which proper voting instructions are not received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.  The trustees of the ESOP are Directors Adams, Budke, Casper, Epstein, Klaue, Kravas, Lane, Layman, Mitchell, Orrico, Pribilsky and Smith.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Banner common stock entitled to vote at the special meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 120 days or more.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Proposed Amendment to the Articles of Incorporation to Increase the Authorized Number of Shares of Common Stock

The approval of the proposed Amendment to the Articles of Incorporation to increase the authorized number of shares of common stock requires the affirmative vote of a majority of the outstanding shares entitled to vote at the special meeting.  Abstentions will have the same effect as a vote against the proposal.  Broker non-votes do not constitute votes cast and therefore will have no effect on approval of the proposal. Our Board of Directors unanimously recommends that you vote AFOR@ the Amendment to the Articles of Incorporation to Increase the Authorized Number of Shares of Common Stock.

Vote Required to Approve Proposal 2: Proposed Amendment to the Articles of Incorporation to Increase the Authorized Number of Shares of Preferred Stock

The approval of the proposed Amendment to the Articles of Incorporation to increase the authorized number of shares of preferred stock requires the affirmative vote of a majority of the outstanding shares entitled to vote at the special meeting.  Abstentions will have the same effect as a vote against the proposal.  Broker non-votes do not constitute votes cast and therefore will have no effect on approval of the proposal. Our Board of Directors unanimously recommends that you vote AFOR@ the Amendment to the Articles of Incorporation to Increase the Authorized Number of Shares of Preferred Stock.

Vote Required to Approve Proposal 3: To approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve either or both of the proposed amendments to the Articles of Incorporation.

The approval of the adjournment of the special meeting requires the affirmative vote of a majority of the votes cast to authorize the Board of Directors to adjourn, postpone or continue the special meeting. Any shareholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal. If so, such abstention will not be counted as a vote cast on the item and, therefore, will have no effect on the outcome of the vote on the item. Provided there is a quorum of shareholders present in person or by proxy, shareholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 26, 2009

Our Special Meeting Proxy Statement is available at www.bannerbank.com/proxymaterials. The following materials are available for review: Proxy Statement and  proxy card.  Directions to attend the special meeting, where you may vote in person, can be found online at:  http://www.marcuswhitmanhotel.com/index.cfm?page=nav7&psub=4.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

$	submitting a new proxy with a later date;

$	notifying the Secretary of Banner in writing before the special meeting that you have revoked your proxy; or

$	voting in person at the special meeting.

If you plan to attend the special meeting and wish to vote in person, we will give you a ballot at the special meeting.  However, if your shares are held in Astreet name,@ you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 3, 2009, the voting record date, information regarding share ownership of:

$
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Banner=s common stock other than directors and executive officers;

$	each director of Banner;

$	each executive officer of Banner, who is identified as a Anamed executive officer@; and

$	all current directors and executive officers of Banner and Banner Bank as a group.

Persons and groups who beneficially own in excess of five percent of Banner=s common stock are required to file with the Securities and Exchange Commission (ASEC@), and provide a copy to us, reports disclosing their ownership under the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Banner=s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person=s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 18,426,458 shares of Banner common stock outstanding.

Name	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding

Beneficial Owners of More than 5%
(Other Than Directors and Executive Officers)

Banner Corporation Employee Stock Ownership Plan Trust	1,300,874	(2)	7.06
10 S. First Avenue
Walla Walla, Washington 99362

Dimensional Fund Advisors LP	1,130,135	(3)	6.13
Palisades West, Building One, 6300 Bee Cave Road
Austin, Texas 78746

Directors

Robert D. Adams	100,671	(4)	*
Gordon E. Budke	23,825		*
David B. Casper	59,085	(5)	*
Edward L. Epstein	21,520		*
Jesse G. Foster	63,351	(6)	*
David A. Klaue	888,867	(7)	4.82
Constance H. Kravas	26,958	(8)	*
Robert J. Lane	10,000	(9)	*
John R. Layman	134,974	(10)	*
Dean W. Mitchell	80,690	(11)	*
Brent A. Orrico	191,535	(12)	1.04
Wilber Pribilsky	134,745	(13)	*
Gary Sirmon	208,839	(14)	1.13
Michael M. Smith	110,685	(15)	*

Named Executive Officers

D. Michael Jones**	82,954	(16)	*
Lloyd W. Baker	61,099	(17)	*
Richard B. Barton	26,808		*
Cynthia D. Purcell	30,084	(18)	*
Paul E. Folz	30,470	(19)	*

All Executive Officers and Directors as a Group (23 persons)	2,351,906		12.76
_________
*	Less than 1% of shares outstanding.
**	Mr. Jones is also a director of Banner.
(1)
Shares held in accounts under the ESOP and shares of restricted stock granted under the Banner Corporation Management Recognition and Development Plan, as to which the holders have voting power but not investment power, are included as follows: Ms. Kravas, 605 shares; Mr. Sirmon, 13,409 shares; Mr. Jones, 4,041 shares; Mr. Baker, 11,775 shares; Mr. Barton, 3,808 shares; Ms. Purcell, 7,470 shares; Mr. Folz, 3,790 shares; and all executive officers and directors as a group, 67,722 shares. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options granted pursuant to Banner=s stock option plans: Mr. Adams, 3,100; Mr. Budke, 18,150; Mr. Casper, 3,100; Mr. Epstein, 18,150; Mr. Foster, 5,066; Ms. Kravas, 14,520; Mr. Klaue, 7,000; Mr. Lane, 7,000; Mr. Layman, 7,000; Mr. Mitchell, 2,000; Mr. Orrico, 19,250; Mr. Pribilsky, 3,100; Mr. Smith,

(Footnotes continued on following page)

18,150; Mr. Baker, 20,080; Mr. Barton, 20,600; Ms. Purcell, 18,598; Mr. Folz, 20,600; and all executive officers and directors as a group, 231,161.
(2)	As of the voting record date, 1,060,493 shares have been allocated to participants= accounts, excluding allocations to individuals who no longer participate in the ESOP.
(3)
Based on a Schedule 13G/A dated February 9, 2009 filed by Dimensional Fund Advisors LP (ADimensional@), a registered investment adviser, which reports sole voting power over 1,085,444 shares and sole dispositive power over 1,130,135 shares. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the AFunds@). In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the shares that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all shares are owned by the Funds and Dimensional disclaims beneficial ownership of these shares.

(4)	Includes 13,270 shares owned by a trust directed by Mr. Adams.
(5)	Includes 4,475 shares held jointly with his wife.
(6)	Includes 21,383 shares owned by his wife.
(7)	Includes 594,602 shares owned by companies controlled by Mr. Klaue, of which 30,000 shares have been pledged.
(8)	Includes 1,112 shares held jointly with her husband.
(9)	Includes 3,000 shares held jointly with his wife.
(10)	Includes 50,000 shares which have been pledged.
(11)	Includes 35,512 shares held jointly with his wife.
(12)	Includes 42,964 shares owned by companies controlled by Mr. Orrico and 91,527 shares owned by trusts directed by Mr. Orrico.
(13)	Includes 52,929 shares held jointly with his wife.
(14)	Includes 90,302 shares owned by companies controlled by Mr. Sirmon.
(15)	Includes 10,200 shares held jointly with his wife, 16,000 shares owned solely by his wife, and 50,000 shares owned by a company controlled by Mr. Smith.
(16)	Includes 1,000 shares held as custodian for minors.
(17)	Includes 847 shares owned solely by his wife and 22,428 owned jointly with his wife.
(18)	Includes 3,570 shares which have been pledged.
(19)	Includes 2,800 shares held jointly with his wife.

Special Cautionary Notice Regarding Forward-looking Statements

Statements and financial discussion and analysis contained in this Proxy Statement that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements include information about possible or assumed future results of Banner=s operations or performance. Use of the words Abelieve,@ Aexpect@, Aanticipate@, Aestimate@, Acontinue@, Aintend@, Amay@, Awill@, Ashould@, or similar expressions, identifies these forward-looking statements. Many possible factors or events could affect the future financial results and performance of Banner and could cause those financial results or performance to differ materially from those expressed in the forward-looking statement.

These possible events or factors include, without limitation: general business and economic conditions in the markets Banner serves change or are less favorable than it expected; deposit attrition, operating costs, customer loss and business disruption are greater than Banner expected; competitive factors including product and pricing pressures among financial services organizations may increase; changes in the interest rate environment reduce Banner=s interest margins; changes in market rates and prices may adversely impact securities, loans, deposits, mortgage servicing rights, and other financial instruments; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry may adversely affect Banner=s business; personal or commercial bankruptcies increase; Banner=s ability to expand and grow its business and operations, including the establishment of additional branches and acquisition of additional banks or branches of banks may be more difficult or costly than Banner expected; any future acquisitions may be more difficult to integrate than expected and Banner may be unable to realize any cost savings and revenue enhancements Banner may have projected in connection with such acquisitions; changes in accounting principles, policies or guidelines; the goodwill we have recorded with acquisitions could become impaired and have an adverse impact on our profitability; construction and development loans are based upon estimates of costs and value associated with the complete project, and these estimates may be inaccurate, and cause Banner to be exposed to more losses on these projects than on other loans; changes occur in the securities markets; and

technology-related changes may be harder to make or more expensive than Banner anticipated.

A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. Banner believes it has chosen the assumptions or bases in good faith and that they are reasonable. However, Banner cautions you that assumptions or bases almost always vary from actual results, and the differences between assumptions or bases and actual results can be material. Any forward-looking statements made or incorporated by reference in this Proxy Statement are made as of the date of this Proxy Statement, and, except as required by applicable law, Banner assumes no obligation to update such statements or to update the reasons why actual results could differ from those projected in such statements. You should consider these risks and uncertainties in evaluating forward-looking statements and you should not place undue reliance on these statements.

PROPOSAL 1 - AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On June 23, 2009, our Board of Directors unanimously adopted a resolution recommending that Banner=s Articles of Incorporation be amended to increase the number of authorized shares of common stock, having a par value of $.01 per share, from 25,000,000 shares to 75,000,000 shares (the ACommon Stock Amendment@). The Board of Directors further directed that the Common Stock Amendment be submitted for consideration by shareholders at a special meeting.  The Common Stock Amendment is independent of the Preferred Stock Amendment set forth in Proposal 2.  In the event the Common Stock Amendment is approved by shareholders, Banner will thereafter execute and submit to the Washington Secretary of State for filing Articles of Amendment of the Articles of Incorporation providing for the Common Stock Amendment. The Common Stock Amendment will become effective at the close of business on the date the Articles of Amendment are accepted for filing by the Washington Secretary of State.

As of the voting record date for the special meeting, there were 18,426,458 shares of common stock issued and outstanding and another 2,272,015 shares of common stock were reserved for issuance upon exercise of options previously granted from Banner=s stock option plans or issuable under other outstanding stock awards and the Treasury Warrant.  While Banner=s authorized but unissued shares currently available for issuance are sufficient to meet its obligations to deliver shares under these previously granted stock options and stock awards, and the Treasury Warrant, after the issuance of shares to meet all such obligations Banner would have available for future issuance only approximately 4,301,527 shares of common stock should the Common Stock Amendment not be approved by our shareholders of which 1,257,946 shares have been reserved for issuance under Banner's Dividend Reinvestment and Direct Stock Purchase and Sale Plan.

The Board of Directors believes that it is in Banner=s best interest to increase the number of authorized but unissued shares of common stock in order to meet Banner=s possible future business and financing needs as they arise. While management has no current specific plans, agreements or understandings for the issuance of the additional shares, our Board of Directors believes that the availability of these additional shares will provide Banner with the capability and flexibility to issue common stock for a variety of purposes that the Board of Directors may deem advisable in the future. These purposes could include, among other things, raising additional capital;  increasing the capital position of our subsidiary banks; issuing stock for possible acquisition transactions; repaying funds received by Banner through the Treasury=s Capital Purchase Program should we elect to do so in the future, or for other corporate and business purposes. The additional common shares authorized would be identical in all respects to Banner=s currently authorized shares of common stock. Banner=s Articles of Incorporation provide that shareholders shall not have preemptive rights for its capital stock. The determination by our Board of Directors and Banner=s management that the authorized common stock should be increased took into account the historical and anticipated issuance patterns of Banner, the potential issuance of stock splits or dividends in the future based on market conditions and the use of authorized shares for our Dividend Reinvestment and Direct Stock Purchase and Sale Plan or other additional financing or expansion may be appropriate to enhance shareholder value.

The proposed increase in the number of authorized shares of common stock would give our Board of Directors authority to issue additional shares of common stock from time to time without delay or further action by the shareholders except as may be required by applicable law or the rules of Nasdaq. Subject to its fiduciary duties to shareholders, the Board of Directors would have the authority to issue additional shares in transactions that might discourage, delay or prevent an unsolicited acquisition of control of Banner or make such an unsolicited acquisition of control of Banner more difficult or expensive; however, the Board of Directors has no plans to utilize the authorized shares in that manner and is not aware of any effort by any third parties to acquire control of Banner.

The issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and could dilute a shareholder=s percentage voting power in Banner.  Holders of our common stock are not entitled to preemptive rights or other protections against dilution. Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares. As noted above, we may repurchase our Series A Preferred Stock and the related Treasury Warrant issued under the Capital Purchase Program with the proceeds from any sale of these additional shares of common stock. If we elect to repurchase the Series A Preferred Stock and the Treasury Warrant, the Treasury Warrant will be repurchased at fair market value. Accordingly, the repurchase of these securities may be at an amount more than our carrying value and, as such, may negatively impact our net income available to shareholders and our earnings per share.

In the event shareholders approve the Common Stock Amendment, Article IV of Banner=s Articles of Incorporation will be amended to increase the number of shares of common stock which Banner is authorized to issue from 25,000,000 to 75,000,000. The par value of the common stock will remain at one cent ($.01) per share. Upon effectiveness of the Amendment, the first sentence of Article IV of Banner=s Articles of Incorporation will read as follows:

ARTICLE IV.        Capital Stock.  The total number of shares of all classes of capital stock which the corporation has authority to issue is 75,500,000, of which 75,000,000 shall be common stock of par value of $0.01 per share, and of which 500,000 shall be serial preferred stock of par value $0.01 per share.

The remaining text of Article VI of Banner=s Articles of Incorporation would remain unchanged.

Approval of the Common Stock Amendment will require the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Proxies received in response to the Board of Director=s solicitation will be voted AFOR@ approval of the Common Stock Amendment if no specific instructions are included thereon for this Proposal 1.

The Board of Directors recommends a vote AFOR@ the amendment of the Articles of Incorporation to increase the number of authorized shares of common stock.

PROPOSAL 2 - AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

At the Board of Directors= June 23, 2009 meeting, the Board of Directors also adopted a resolution recommending that Banner=s Articles of Incorporation be amended to increase the number of authorized shares of the preferred stock, having a par value of $.01 per share, from 500,000 shares to 10,000,000 shares (the APreferred Stock Amendment@). The Board of Directors further directed that the Preferred Stock Amendment be submitted for consideration by shareholders at a special meeting.  The Preferred Stock Amendment is independent of the Common Stock Amendment set forth in Proposal 1.  The Preferred Stock Amendment will be submitted to shareholders for a vote even if the Common Stock Amendment is not approved by shareholders.

If the Preferred Stock Amendment is approved by shareholders, Banner will thereafter execute and submit to the Washington Secretary of State for filing Articles of Amendment of the Articles of Incorporation providing for the Preferred Stock Amendment. The Preferred Stock Amendment will become effective at the close of business on the date the Articles of Amendment are accepted for filing by the Washington Secretary of State.  In the event the Common Stock Amendment set forth in Proposal 1 and this Preferred Stock Amendment receive the approval of shareholders, the Articles of Amendment filed with the Washington Secretary of Statement will provide for both the Common Stock Amendment and the Preferred Stock Amendment.

            Prior to issuance of the Series A Preferred Stock to Treasury, no shares of Banner preferred stock had been issued.  Thus, as of the voting record date for the special meeting, there were 124,000 shares of Banner preferred stock issued and outstanding.  While there are 376,000 authorized but unissued shares of Banner=s preferred stock currently available for issuance, the Board of Directors believes that these remaining shares may not be sufficient to support future issuances.  Consequently, the Board of Directors believes that it is in Banner=s best interest to increase the number of authorized but unissued shares of preferred stock for the same reasons as increasing its shares of common stock, which include, among other things, raising additional capital;  increasing the capital position of our subsidiary banks; issuing stock for possible acquisition transactions; repaying funds received by Banner through the Treasury's Capital Purchase Program should we elect to do so in the future; or for other corporate and business purposes. At this time, however, Banner has no specific plans, agreements or understandings for the issuance of any shares of its preferred stock.

The additional preferred shares authorized would be identical in all respects to Banner=s currently authorized shares of  preferred stock. Banner=s Articles of Incorporation provide that shareholders shall not have preemptive rights for its capital stock. The determination by our Board of Directors and Banner=s management that the authorized preferred stock should be increased took into account the use of authorized shares for additional financing or expansion may be appropriate to enhance shareholder value.

The proposed increase in the number of authorized shares of preferred stock would give our Board of Directors authority to issue additional shares of preferred stock from time to time without delay or further action by the shareholders except as may be required by applicable law or the rules of Nasdaq.  It is not possible to determine the actual effect of another issuance of preferred stock on the rights of the holders of our common stock until our Board of Directors determines the rights of the holders of a particular series of preferred stock.  Such effects might include: restrictions on dividends on the common stock; diluting the voting power of the common stock to the extent the holders of the preferred stock are given voting rights and diluting the voting power and equity interests of common stock if the preferred stock is convertible to common stock; restrictions upon any distribution of assets to the holders of common stock upon our liquidation or dissolution and restrictions upon the amounts of merger consideration payable to the holders of common stock upon a merger or acquisition of us, until the satisfaction of any liquidation preference granted to the holders of preferred stock; redemption rights for holders of preferred stock that may restrict the availability of cash for other corporate uses, including the payment of dividends; and special voting rights for holders of preferred stock in connection with major corporate actions such as mergers, acquisitions or other transactions.  As noted above, we may repurchase our Series A Preferred Stock and the related Treasury Warrant issued under the Capital Purchase Program with the proceeds from any sale of these additional shares of preferred stock. If we elect to repurchase the Series A Preferred Stock and the Treasury Warrant, the Treasury Warrant will be repurchased at fair market value. Accordingly, the repurchase of these securities may be at an amount more than our carrying value and, as such, may negatively impact our net income available to shareholders and our earnings per share.  The holders of our common stock will not have preemptive rights to purchase any shares of preferred stock.

The proposed increase in the number of authorized shares of preferred stock would give our Board of Directors, subject to its fiduciary duties to shareholders, the authority to issue additional shares in transactions that might discourage, delay or prevent an unsolicited acquisition of control of Banner or make such an unsolicited acquisition of control of Banner more difficult or expensive; however, the Board of Directors has no plans to utilize the authorized shares in that manner and is not aware of any effort by any third parties to acquire control of Banner.

In the event shareholders approve the Preferred Stock Amendment, Article IV of Banner=s Articles of Incorporation will be amended to increase the number of shares of preferred stock which Banner is authorized to issue from 500,000 to 10,000,000. The par value of the preferred stock will remain at one cent ($.01) per share.

If the Common Stock Amendment included as Proposal 1 is approved by shareholders, and the Preferred Stock Amendment is approved by shareholders, the first sentence of the first paragraph of Article VI of the Articles of Incorporation would read as follows:

ARTICLE IV.        Capital Stock.  The total number of shares of all classes of capital stock which the corporation has authority to issue is 85,000,000, of which 75,000,000 shall be common stock of par value of $0.01 per share, and of which 10,000,000 shall be serial preferred stock of par value $0.01 per share.

The remaining text of Article VI of Banner=s Articles of Incorporation would remain unchanged.

If the Common Stock Amendment included as Proposal 1 is not approved by shareholders, and the Preferred Stock Amendment is approved by shareholders, the first sentence of the first paragraph of Article VI of the Articles of Incorporation would read as follows:

ARTICLE IV.        Capital Stock.  The total number of shares of all classes of capital stock which the corporation has authority to issue is 35,000,000, of which 25,000,000 shall be common stock of par value of $0.01 per share, and of which 10,000,000 shall be serial preferred stock of par value $0.01 per share.

The remaining text of Article VI of Banner=s Articles of Incorporation would remain unchanged.

Approval of the Preferred Stock Amendment will require the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Proxies received in response to the Board of Director=s solicitation will be voted AFOR@ approval of the Preferred Stock Amendment if no specific instructions are included thereon for this Proposal 2.

The Board of Directors recommends a vote AFOR@ the amendment of the Articles of Incorporation to increase the number of authorized shares of preferred stock.

PROPOSAL 3 - APPROVAL OF ADJOURNMENT OF SPECIAL MEETING, IF NECESSARY

In the event there are not sufficient votes at the time of the special meeting to approve either or both of the two proposals, our Board of Directors may propose to adjourn the special meeting to a later date or dates in order to permit the solicitation of additional proxies. Pursuant to the provisions of our bylaws, no notice of an adjourned meeting need be given to shareholders if the meeting is adjourned for less than 120 days.

In order to permit proxies that have been received by us at the time of the special meeting to be voted for an adjournment, if necessary, we have submitted this proposal (the AAdjournment Proposal@) to you as a separate matter for your consideration.  In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the special meeting and any later adjournments. If shareholders approve the Adjournment Proposal, we could adjourn the special meeting, and any adjourned session of the special meeting, to use the additional time to solicit additional proxies in favor of the other two proposals, including the solicitation of proxies from shareholders who have previously voted against one or both of the other two proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against one or both of the other two proposals have been received, we could adjourn the special meeting without a vote on one or both of the other two proposals and seek to convince the holders of those shares to change their votes to votes in favor of one or both of the other proposals.

The affirmative vote of a majority of the shares of our common stock present in person or by proxy and voting at the special meeting is required to approve the Adjournment Proposal, if this proposal becomes necessary.  Abstentions and broker non-votes will have no effect on the Adjournment Proposal.  No proxy that is specifically marked AGAINST either of the other  proposals will be voted in favor of the Adjournment Proposal unless that proxy is specifically marked FOR approval of the Adjournment Proposal.

The Board of Directors unanimously recommends that you vote "FOR" this proposal.

INCORPORATION BY REFERENCE

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the AExchange Act@). Accordingly we file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the ASEC@). You may read and copy any reports, statements or other information that we may file with the SEC at the SEC=s Public Reference Room at 100 F Street, N.E., Room 1580,

Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information about issuers that file electronically with the SEC. The address of the SEC=s Internet site is http://www.sec.gov.

The SEC allows us to incorporate by reference the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be a part of this proxy statement, and the information we later file with the SEC that is incorporated by reference in this proxy statement will automatically update information previously contained in this proxy statement and any incorporated document.  Any statement contained in this proxy statement or in a document incorporated by reference in this proxy statement will be deemed modified or superseded to the extent that a later statement contained in this proxy statement or in an incorporated document modifies or supersedes such earlier statement.

This Proxy Statement incorporates by reference the respective documents filed by us with the SEC listed below and any future filings made by it with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the Special Meeting:

1.	Our annual report on Form 10-K filed on March 16, 2009.

2.	Our quarterly report on Form 10-Q filed on May 11, 2009.

3.	Our current report filed on Form 8-K filed on April 29, 2009.

 We hereby incorporate by reference additional documents that we may file with the SEC between the date of this Proxy Statement and the date of the special meeting. These include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements.

These documents are also available without charge to you on the Internet at http://www.bannerbank.com or if you call or write to: Investor Relations, Banner Corporation, P.O. Box 907, Walla Walla, Washington 99362, telephone: (800) 272-9933.  Shareholders must request this information no later than five business days prior to the meeting, or August 19, 2009, to assure receipt before the special meeting.  The reference to our website is not intended to be an active link and the information on our website is not, and you must not consider the information to be, a part of this proxy statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of Moss Adams LLP, our principal accounting firm, are not expected to be present at the special meeting, will not have an opportunity to make a statement, and are not expected to be available to respond to questions from shareholders.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the special meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Banner=s common stock.  In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Proposals of shareholders intended to be presented at our annual meeting to be held in 2010 must be received by us no later than November 30, 2009 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

In addition, our Articles of Incorporation provide that in order for business to be brought before the annual meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days= notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders.  The notice must state the shareholder=s name, address and number of shares of Banner common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the shareholder in the proposal.

Our Articles of Incorporation provide that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to our Secretary not less than 30 days nor more than 60 days prior to the date of the annual meeting of shareholders; provided, however, that if less than 31 days= notice of the annual meeting is given to shareholders, such written notice must be delivered to our Secretary not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders.  The notice must set forth (1) the name, age, business address and, if known, residence address of each nominee for election as a director, (2) the principal occupation or employment of each nominee, (3) the number of shares of Banner common stock which are beneficially owned by each such nominee, (4) such other information as would be required to be included pursuant to the Securities Exchange Act in a proxy statement soliciting proxies for the election of the proposed nominee, including, without limitation, such person=s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (5) as to the shareholder giving such notice (a) his or her name and address as they appear on our books and (b) the class and number of Banner shares which are beneficially owned by such shareholder.

                    BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                      /s/Albert H. Marshall

                    ALBERT H. MARSHALL
                    SECRETARY

Walla Walla, Washington
July 15, 2009

REVOCABLE PROXY
BANNER CORPORATION

SPECIAL MEETING OF SHAREHOLDERS
AUGUST 26, 2009

The undersigned hereby appoints Robert D. Adams and Wilber E. Pribilsky, and each of them, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Banner Corporation (ABanner@) which the undersigned is entitled to vote at the special meeting of shareholders, to be held at the Marcus Whitman Hotel at 6 W. Rose Street, Walla Walla, Washington, on Wednesday,  August 26, 2009, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.

		FOR	AGAINST	ABSTAIN

1.	The approval of the amendment of Banner=s Articles of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 75,000,000 shares.	[ ]	[ ]	[ ]

2.	The approval of the amendment of Banner=s Articles of Incorporation to increase the authorized number of shares of preferred stock from 500,000 shares to 10,000,000 shares.	[ ]	[ ]	[ ]

3.
The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve either or both of the proposed amendments to the Articles of Incorporation.
		[ ]	[ ]	[ ]

The Board of Directors recommends a vote AFOR@ the above proposals.

The proxies or the trustees of the ESOP, as the case may be, will vote your shares as directed on this card.  If you do not indicate your choices on this card, the proxies will vote your shares in accordance with the directors= recommendations.  If any other business is presented at the special meeting, the proxies will vote your shares in accordance with the directors= recommendations.  At the present time, the Board of Directors knows of no other business to be presented at the special meeting.  This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the matters incident to the conduct of the special meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the special meeting or at any adjournment thereof and after notification to the Secretary of Banner at the special meeting of the shareholder=s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Banner prior to the execution of this proxy of the Notice  of Special Meeting of Shareholders and a Proxy Statement dated July 15, 2009.

Dated:  ___________, 2009.

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.